Exhibit 99(b)

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF NET INCOME
FOR THREE MONTHS ENDED April 29, 2018 AND April 30, 2017
(UNAUDITED)
(Amounts in Thousands, Except for Per Share Data)

	THREE MONTHS ENDED

	Amounts			Percent of Sales
	April 29,	April 30	% Over	April 29,	April 30,
	2018	2017	(Under)	2018	2017

Net sales	$78,184	77,350	1.1%	100.0%	100.0%
Cost of sales	63,424	60,194	5.4%	81.1%	77.8%
Gross profit	14,760	17,156	(14.0)%	18.9%	22.2%

Selling, general and
administrative expenses	8,296	9,986	(16.9)%	10.6%	12.9%
Income from operations	6,464	7,170	(9.8)%	8.3%	9.3%

Interest expense	26	-	100.0%	0.0%	0.0%
Interest income	(143)	(134)	6.7%	(0.2)%	(0.2)%
Other expense	115	305	(62.3)%	0.1%	0.4%
Income before income taxes	6,466	6,999	(7.6)%	8.3%	9.0%

Income taxes*	(6,217)	778	N.M.	(96.1)%	11.1%

Loss from investment in unconsolidated joint venture	17	23	(26.1)%	0.0%	0.0%
Net income	$12,666	6,198	104.4%	16.2%	8.0%

Net income per share-basic	$1.02	$0.50	104.0%
Net income per share-diluted	$1.00	$0.49	104.1%
Average shares outstanding-basic	12,450	12,340	0.9%
Average shares outstanding-diluted	12,611	12,567	0.4%

* Percent of sales column for income taxes is calculated as a % of income before income taxes.

N.M. - Not meaningful.

CULP, INC. FINANCIAL INFORMATION RELEASE
PROFORMA CONSOLIDATED INCOME TAXES AND NET INCOME
FOR THREE MONTHS ENDED APRIL 29, 2018
(UNAUDITED)
(Amounts in Thousands, Except for Per Share Data)

		Amounts (2)		Percent of Sales

	As Reported		April 29, 2018	As Reported	April 29, 2018
	April 29,	(1)	Proforma Net	April 29,	Proforma Net
	2018	Adjustments	of Adjustments	2018	of Adjustments

Income before income taxes	$6,466	-	6,466	8.3%	8.3%

Income taxes*	(6,217)	7,988	1,771	(96.1)%	27.4%

Loss from investment in unconsolidated joint venture	17	-	17	0.0%	0.0%
Net income	$12,666	(7,988)	4,678	16.2%	6.0%

Net income per share-basic	$1.02	$(0.64)	$0.38
Net income per share-diluted	$1.00	$(0.63)	$0.37
Average shares outstanding-basic	12,450	12,450	12,450
Average shares outstanding-diluted	12,611	12,611	12,611

(1)
Adjustments represent the income tax effects of the Tax Cuts and Jobs Act (TCJA) enacted on December 22, 2017, of which an income tax benefit of $9.1 million pertains to reduction in our U.S. Federal income tax rate pursuant to the TCJA on the effective settlement on an IRS exam and the mandatory repatriation of undistributed earnings and profits associated with our foreign subsidiaries partially offset by a $1.1 million charge that relates to the revaluation of our U.S. deferred income taxes as a result of the reduction in our annual effective income tax rate pursuant to the TCJA.

(2)
No proforma adjustments were applicable for the comparative three-month period ending April 30, 2017, as the TCJA was not enacted or effective prior to December 22, 2017. See the above consolidated income statement for the three-month period ending April 30, 2017 for reported amounts.

* Percent of sales column for income taxes is calculated as a % of income before income taxes.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF NET INCOME
FOR TWELVE MONTHS ENDED APRIL 29, 2018 AND APRIL 30, 2017
(UNAUDITED)
(Amounts in Thousands, Except for Per Share Data)

	TWELVE MONTHS ENDED

	Amounts			Percent of Sales
	April 29,	April 30,	% Over	April 29,	April 30,
	2018	2017	(Under)	2018	2017

Net sales	$323,725	309,544	4.6%	100.0%	100.0%
Cost of sales	259,092	240,309	7.8%	80.0%	77.6%
Gross profit	64,633	69,235	(6.6)%	20.0%	22.4%

Selling, general and
administrative expenses	37,172	39,157	(5.1)%	11.5%	12.6%
Income from operations	27,461	30,078	(8.7)%	8.5%	9.7%

Interest expense	94	-	100.0%	0.0%	0.0%
Interest income	(534)	(299)	78.6%	(0.2)%	(0.1)%
Other expense	1,018	681	49.5%	0.3%	0.2%
Income before income taxes	26,883	29,696	(9.5)%	8.3%	9.6%

Income taxes*	5,740	7,339	(21.8)%	21.4%	24.7%

Loss from investment in unconsolidated joint venture	266	23	N.M.	0.1%	0.0%
Net income	$20,877	22,334	(6.5)%	6.4%	7.2%

Net income per share-basic	$1.68	$1.81	(7.2)%
Net income per share-diluted	$1.65	$1.78	(7.3)%
Average shares outstanding-basic	12,431	12,312	1.0%
Average shares outstanding-diluted	12,633	12,518	0.9%

* Percent of sales column for income taxes is calculated as a % of income before income taxes.

CULP, INC. FINANCIAL INFORMATION RELEASE
PROFORMA CONSOLIDATED INCOME TAXES AND NET INCOME
FOR TWELVE MONTHS ENDED APRIL 29, 2018
(UNAUDITED)
(Amounts in Thousands, Except for Per Share Data)

		Amounts (2)		Percent of Sales

	As Reported		April 29, 2018	As Reported	April 29, 2018
	April 29, 2018	Adjustments(1)	Proforma Net of Adjustments	April 29, 2018	Proforma Net of Adjustments

Income before income taxes	$26,883	-	26,883	8.3%	8.3%

Income taxes*	5,740	2,049	7,789	21.4%	29.0%

Loss from investment in unconsolidated joint venture	266	-	266	0.1%	0.1%
Net income	$20,877	(2,049)	18,828	6.4%	5.8%

Net income per share-basic	$1.68	$(0.16)	$1.51
Net income per share-diluted	$1.65	$(0.16)	$1.49
Average shares outstanding-basic	12,431	12,431	12,431
Average shares outstanding-diluted	12,633	12,633	12,633

(1)
Adjustments represent the income tax effects of the Tax Cuts and Jobs Act (TCJA) enacted on December 22, 2017, of which an income tax benefit of $4.3 million pertains to reduction in our U.S. Federal income tax rate pursuant to the TCJA on the effective settlement on an IRS exam and the mandatory repatriation of undistributed earnings and profits associated with our foreign subsidiaries partially offset by a $2.2 million charge that relates to the revaluation of our U.S. deferred income taxes as a result of the reduction in our annual effective income tax rate pursuant to the TCJA.

(2)	No proforma adjustments were applicable for the comparative twelve-month period ending April 30, 2017, as the TCJA was not enacted or effective prior to December 22, 2017. See the above consolidated income statement for the twelve-month period ending April 30, 2017 for reported amounts.

* Percent of sales column for income taxes is calculated as a % of income before income taxes.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED BALANCE SHEETS
APRIL 29, 2018 AND APRIL 30, 2017
Unaudited
(Amounts in Thousands)

	Amounts
		(Condensed)	Increase
	April 29,	April 30,	(Decrease)
	2018	2017	Dollars	Percent

Current assets
Cash and cash equivalents	$21,228	20,795	433	2.1%
Short-term investments - Available for Sale	2,451	2,443	8	0.3%
Short-term investments - Held-To-Maturity	25,759	-	25,759	100.0%
Accounts receivable	26,307	24,577	1,730	7.0%
Inventories	53,454	51,482	1,972	3.8%
Other current assets	2,870	2,894	(24)	(0.8)%
Total current assets	132,069	102,191	29,878	29.2%

Property, plant & equipment, net	51,794	51,651	143	0.3%
Goodwill	13,569	11,462	2,107	18.4%
Deferred income taxes	1,458	419	1,039	248.0%
Long-term Investments - Held-To-Maturity	5,035	30,945	(25,910)	(83.7)%
Long-term Investments - Rabbi Trust	7,326	5,466	1,860	34.0%
Investment in unconsolidated joint venture	1,501	1,106	395	35.7%
Other assets	5,232	2,394	2,838	118.5%

Total assets	$217,984	205,634	12,350	6.0%

Current liabilities
Accounts payable - trade	$27,237	29,101	(1,864)	(6.4)%
Accounts payable - capital expenditures	1,776	4,767	(2,991)	(62.7)%
Deferred revenue	809	-	809	100.0%
Accrued expenses	9,325	11,947	(2,622)	(21.9)%
Income taxes payable - current	1,437	287	1,150	400.7%
Total current liabilities	40,584	46,102	(5,518)	(12.0)%

Accounts payable - capital expenditures	-	1,322	(1,322)	(100.0)%
Accrued expenses - long-term	763	-	763	100.0%
Income taxes payable - long-term	3,758	467	3,291	704.7%
Deferred income taxes	2,150	3,593	(1,443)	(40.2)%
Deferred compensation	7,353	5,520	1,833	33.2%

Total liabilities	54,608	57,004	(2,396)	(4.2)%

Shareholders' equity	163,376	148,630	14,746	9.9%

Total liabilities and
shareholders' equity	$217,984	205,634	12,350	6.0%

Shares outstanding	12,450	12,357	93	0.8%

* Derived from audited financial statements.

CULP, INC. FINANCIAL INFORMATION RELEASE
SUMMARY OF CASH AND INVESTMENTS
APRIL 29, 2018 AND APRIL 30, 2017
Unaudited
(Amounts in Thousands)

	April 29,	April 30,
	2018	2017	*

Cash and cash equivalents	$21,228	$20,795

Short-term investments - Available for Sale	2,451	2,443

Short-term investments - Held-To-Maturity	25,759	-

Long-term investments - Held-To-Maturity	5,035	30,945

Total Cash and Investments	$54,473	$54,183

* Derived from audited financial statements.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE TWELVE MONTHS ENDED APRIL 29, 2018 AND APRIL 30, 2017
Unaudited
(Amounts in Thousands)

	TWELVE MONTHS ENDED

	Amounts
	April 29,	April 30,
	2018	2017

Cash flows from operating activities:
Net income	$20,877	22,334
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation	7,672	7,085
Amortization of assets	351	244
Stock-based compensation	2,212	3,358
Deferred income taxes	(2,482)	4,667
Realized loss on sale of short-term investments (Available for Sale)	-	12
Gain on sale of equipment	-	(131)
Loss from investment in unconsolidated joint venture	266	23
Foreign currency exchange loss	66	78
Changes in assets and liabilities, net of effects of acquisition of assets:
Accounts receivable	(299)	(1,555)
Inventories	(24)	(5,437)
Other current assets	226	(495)
Other assets	(81)	30
Accounts payable	(4,028)	5,828
Deferred revenue	(94)	-
Accrued expenses and deferrred compensation	(1,562)	992
Income taxes	4,373	(2,966)
Net cash provided by operating activities	27,473	34,067	(2)

Cash flows from investing activities:
Capital expenditures	(8,005)	(11,858)
Net cash paid for acquistion of assets	(4,541)	-
Investment in unconsolidated joint venture	(661)	(1,129)
Proceeds from the sale of short-term investments (Available for Sale)	-	2,000
Purchase of short-term investments (Available for Sale)	(49)	(44)
Purchase of long-term investments (Held-To-Maturity)	-	(31,020)
Proceeds from the sale of long-term investments (Rabbi Trust)	57	-
Purchase of long-term investments (Rabbi Trust)	(1,902)	(1,351)
Premium payment on life insurance policy	(18)	(18)
Proceeds from the sale of equipment	6	141
Net cash used in investing activities	(15,113)	(43,279)

Cash flows from financing activities:
Proceeds from line of credit	19,000	9,000
Payments on line of credit	(19,000)	(9,000)
Payments on vendor-financed capital expenditures	(3,750)	(1,050)
Dividends paid	(6,843)	(6,280)
Common stock surrendered for withholding taxes payable	(1,530)	(429)
Payments of debt issuance costs	-	(2)
Proceeds from common stock issued	111	37
Net cash used in financing activities	(12,012)	(7,724)	(2)

Effect of exchange rate changes on cash and cash equivalents	85	(56)

Increase (decrease) in cash and cash equivalents	433	(16,992)

Cash and cash equivalents at beginning of period	20,795	37,787

Cash and cash equivalents at end of period	$21,228	20,795

Free Cash Flow (1)	$13,285	18,746	(2)

(1) Free Cash Flow reconciliation is as follows:
		FY 2018	FY 2017
A)	Net cash provided by operating activities	$27,473	34,067
B)	Minus: Capital Expenditures	(8,005)	(11,858)
C)	Minus: Investment in unconsolidated joint venture	(661)	(1,129)
D)	Minus: Premium payment on life insurance policy	(18)	(18)
E)	Plus: Proceeds from the sale of equipment	6	141
F)	Minus: Payments on vendor-financed capital expenditures	(3,750)	(1,050)
G)	Plus: Proceeds from the sale of long-term investments (Rabbi Trust)	57	-
H)	Minus: Purchase of long-term investments (Rabbi Trust)	(1,902)	(1,351)
I)	Effects of exchange rate changes on cash and cash equivalents	85	(56)
		$13,285	18,746

(2)
During the first quarter of fiscal 2018, we adopted ASU No. 2016-09, "Compensation - Stock Compensation (Topic 718): Improvements to Employee Share-Based Payment Accounting." Accordingly, we reclassified certain amounts on our Statement of Cash Flows for the twelve months ended April 30, 2017 to conform to the current year's presentation. As a result, our net cash provided by operating activities increased by $1,086 which was fully offset by a corresponding increase of $1,086 to our net cash used in financing activities. Additionally, our free cash flow increased $429.

CULP, INC. FINANCIAL INFORMATION RELEASE
STATEMENTS OF OPERATIONS BY SEGMENT
FOR THE THREE MONTHS ENDED April 29, 2018 AND APRIL 30, 2017
(Unaudited)
(Amounts in thousands)

	THREE MONTHS ENDED

	Amounts			Percent of Total Sales
	April 29,	April 30,	% Over	April 29,	April 30,
Net Sales by Segment	2018	2017	(Under)	2018	2017

Mattress Fabrics	$46,525	48,828	(4.7)%	59.5%	63.1%
Upholstery Fabrics	31,659	28,522	11.0%	40.5%	36.9%

Net Sales	$78,184	77,350	1.1%	100.0%	100.0%

Gross Profit by Segment				Gross Profit Margin

Mattress Fabrics	$9,155	10,653	(14.1)%	19.7%	21.8%
Upholstery Fabrics	5,605	6,503	(13.8)%	17.7%	22.8%
Gross Profit	$14,760	17,156	(14.0)%	18.9%	22.2%

Selling, General and Administrative Expenses by Segment				Percent of Sales

Mattress Fabrics	$3,067	3,500	(12.4)%	6.6%	7.2%
Upholstery Fabrics	3,424	3,993	(14.2)%	10.8%	14.0%
Unallocated Corporate expenses	1,805	2,493	(27.6)%	2.3%	3.2%
Selling, General and Administrative Expenses	$8,296	9,986	(16.9)%	10.6%	12.9%

Operating Income (loss) by Segment				Operating Income (Loss) Margin

Mattress Fabrics	$6,088	7,153	(14.9)%	13.1%	14.6%
Upholstery Fabrics	2,181	2,510	(13.1)%	6.9%	8.8%
Unallocated corporate expenses	(1,805)	(2,493)	(27.6)%	(2.3)%	(3.2)%
Operating income	$6,464	7,170	(9.8)%	8.3%	9.3%

Depreciation by Segment

Mattress Fabrics	$1,781	1,572	13.3%
Upholstery Fabrics	211	209	1.0%
Depreciation	$1,992	1,781	11.8%

CULP, INC. FINANCIAL INFORMATION RELEASE
STATEMENTS OF OPERATIONS BY SEGMENT
FOR THE TWELVE MONTHS ENDED APRIL 29, 2018 AND APRIL 30, 2017
(Unaudited)
(Amounts in thousands)

	TWELVE MONTHS ENDED

	Amounts			Percent of Total Sales
	April 29,	April 30,	% Over	April 29,	April 30,
Net Sales by Segment	2018	2017	(Under)	2018	2017

Mattress Fabrics	$192,597	190,805	0.9%	59.5%	61.6%
Upholstery Fabrics	131,128	118,739	10.4%	40.5%	38.4%

Net Sales	$323,725	309,544	4.6%	100.0%	100.0%

Gross Profit by Segment				Gross Profit Margin

Mattress Fabrics	$38,797	43,065	(9.9)%	20.1%	22.6%
Upholstery Fabrics	25,836	26,170	(1.3)%	19.7%	22.0%
Gross Profit	$64,633	69,235	(6.6)%	20.0%	22.4%

Selling, General and Administrative Expenses by Segment				Percent of Sales

Mattress Fabrics	$12,935	13,685	(5.5)%	6.7%	7.2%
Upholstery Fabrics	14,881	15,079	(1.3)%	11.3%	12.7%
Unallocated Corporate expenses	9,356	10,393	(10.0)%	2.9%	3.4%
Selling, General, and Administrative Expenses	$37,172	39,157	(5.1)%	11.5%	12.6%

Operating Income (loss) by Segment				Operating Income (Loss) Margin

Mattress Fabrics	$25,861	29,380	(12.0)%	13.4%	15.4%
Upholstery Fabrics	10,956	11,091	(1.2)%	8.4%	9.3%
Unallocated corporate expenses	(9,356)	(10,393)	(10.0)%	(2.9)%	(3.4)%
Operating income	$27,461	30,078	(8.7)%	8.5%	9.7%

Return on Capital (1)

Mattress Fabrics	29.3%	37.5%
Upholstery Fabrics	55.2%	63.8%
Unallocated Corporate	N/A	N/A
Consolidated	25.4%	31.6%

Capital Employed (2)

Mattress Fabrics	$90,554	83,422	8.5%
Upholstery Fabrics	25,386	16,006	58.6%
Unallocated Corporate	(1,123)	(999)	N/A
Consolidated	$114,817	98,429	16.6%

Depreciation by Segment

Mattress Fabrics	$6,850	6,245	9.7%
Upholstery Fabrics	822	840	(2.1)%
Depreciation	$7,672	7,085	8.3%

Notes:

(1) See pages 9 and 10 of this financial information release for calculations.

(2) The capital employed balances are as of April 29, 2018 and April 30, 2017.

	CULP, INC. FINANCIAL INFORMATION RELEASE
	CONSOLIDATED STATEMENTS OF ADJUSTED EBITDA
	FOR THE TWELVE MONTHS ENDED APRIL 29, 2018 AND APRIL 30, 2017
	(UNAUDITED)
	(AMOUNTS IN THOUSANDS)

	Quarter Ended
					Trailing 12
					Months
	7/30/2017	10/29/2017	1/28/2018	4/29/2018	4/29/2018

Net income (loss)	$4,983	$3,976	$(748)	$12,666	$20,877
Income taxes	1,641	2,108	8,208	(6,217)	5,740
Interest income, net	(131)	(91)	(101)	(117)	(440)
Depreciation and amortization expense	1,889	1,990	2,048	2,096	8,023
Stock based compensation	757	801	864	(210)	2,212
Adjusted EBITDA	$9,139	$8,784	$10,271	$8,218	$36,412

	Quarter Ended
					Trailing 12
					Months
	7/31/2016	10/30/2016	1/29/2017	4/30/2017	4/30/2017

Net income	$5,314	$4,475	$6,347	$6,198	$22,334
Income taxes	3,234	2,684	643	778	7,339
Interest income, net	(26)	(15)	(124)	(134)	(299)
Depreciation and amortization expense	1,813	1,778	1,875	1,863	7,329
Stock based compensation	761	896	962	739	3,358
Adjusted EBITDA	$11,096	$9,818	$9,703	$9,444	$40,061

% Over (Under)	-17.6%	-10.5%	5.9%	-13.0%	-9.1%

	CULP, INC. FINANCIAL INFORMATION RELEASE
	RETURN ON CAPITAL EMPLOYED BY SEGMENT
	FOR THE TWELVE MONTHS ENDED APRIL 29, 2018
	(Amounts in Thousands)
	(Unaudited)

	Operating Income
	Twelve Months	Average	Return on
	Ended	Capital	Avg. Capital
	April 29, 2018 (1)	Employed (3)	Employed (2)

Mattress Fabrics	$25,861	$88,289	29.3%
Upholstery Fabrics	10,956	19,865	55.2%
(less: Unallocated Corporate)	(9,356)	(153)	N/A
Total	$27,461	$108,001	25.4%

Average Capital Employed	As of the three Months Ended April 29, 2018				As of the three Months Ended January 28, 2018				As of the three Months Ended October 29, 2017
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total

Total assets	$107,889	44,828	65,267	217,984	$106,686	43,458	66,700	216,844	$107,517	34,974	58,552	201,043
Total liabilities	(17,335)	(19,442)	(17,831)	(54,608)	(18,418)	(22,781)	(23,463)	(64,662)	(16,150)	(17,225)	(14,588)	(47,963)

Subtotal	$90,554	$25,386	$47,436	$163,376	$88,268	$20,677	$43,237	$152,182	$91,367	$17,749	$43,964	$153,080
Less:
Cash and cash equivalents	-	-	(21,228)	(21,228)	-	-	(22,428)	(22,428)	-	-	(15,739)	(15,739)
Short-term investments - Available-For-Sale	-	-	(2,451)	(2,451)	-	-	(2,472)	(2,472)	-	-	(2,478)	(2,478)
Short-term investments - Held-To-Maturity	-	-	(25,759)	(25,759)	-	-	(17,206)	(17,206)	-	-	(4,015)	(4,015)
Long-term investments - Held-To-Maturity	-	-	(5,035)	(5,035)	-	-	(13,625)	(13,625)	-	-	(26,853)	(26,853)
Long-term investments - Rabbi Trust	-	-	(7,326)	(7,326)	-	-	(7,176)	(7,176)	-	-	(6,921)	(6,921)
Deferred income taxes - non-current	-	-	(1,458)	(1,458)	-	-	(1,942)	(1,942)	-	-	(491)	(491)
Income taxes payable - current	-	-	1,437	1,437	-	-	1,580	1,580	-	-	692	692
Income taxes payable - long-term	-	-	3,758	3,758	-	-	10,940	10,940	-	-	487	487
Deferred income taxes - non-current	-	-	2,150	2,150	-	-	2,096	2,096	-	-	4,641	4,641
Line of credit	-	-	-	-	-	-	-	-	-	-	-	-
Deferred compensation	-	-	7,353	7,353	-	-	7,216	7,216	-	-	6,970	6,970

Total Capital Employed	$90,554	$25,386	$(1,123)	$114,817	$88,268	$20,677	$220	$109,165	$91,367	$17,749	$257	$109,373

	As of the three Months Ended July 30, 2017				As of the three Months Ended April 30, 2017
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total

Total assets	$112,112	34,491	61,301	207,904	$111,041	32,255	62,338	205,634
Total liabilities	(24,277)	(14,983)	(18,967)	(58,227)	(27,619)	(16,249)	(13,136)	(57,004)

Subtotal	$87,835	$19,508	$42,334	$149,677	$83,422	$16,006	$49,202	$148,630
Less:
Cash and cash equivalents	-	-	(18,322)	(18,322)	-	-	(20,795)	(20,795)
Short-term investments - Available-For-Sale	-	-	(2,469)	(2,469)	-	-	(2,443)	(2,443)
Short-term investments - Held-To-Maturity	-	-	-	-	-	-	-	-
Long-term investments - Held-To-Maturity	-	-	(30,907)	(30,907)	-	-	(30,945)	(30,945)
Long-term investments - Rabbi Trust	-	-	(6,714)	(6,714)	-	-	(5,466)	(5,466)
Deferred income taxes - non-current	-	-	(436)	(436)	-	-	(419)	(419)
Income taxes payable - current	-	-	884	884	-	-	287	287
Income taxes payable - long-term	-	-	487	487	-	-	467	467
Deferred income taxes - non-current	-	-	4,253	4,253	-	-	3,593	3,593
Line of credit	-	-	5,000	5,000	-	-	-	-
Deferred compensation	-	-	6,769	6,769	-	-	5,520	5,520

Total Capital Employed	$87,835	$19,508	$879	$108,222	$83,422	$16,006	$(999)	$98,429

	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total

Average Capital Employed (3)	$88,289	$19,865	$(153)	$108,001

Notes:

(1)	See reconciliation per page 7 of this financial information release.

(2)
Return on average capital employed represents operating income for fiscal 2018 divided by average capital employed. Average capital employed does not include cash and cash equivalents, short-term investments - Available- For-Sale, short-term investments - Held-To-Maturity, long-term investments - Held-To-Maturity, long-term investments - Rabbi Trust, noncurrent deferred income tax assets and liabilities, income taxes receivable and payable, line of credit, and deferred compensation.

(3)	Average capital employed was computed using the quarterly five periods ending April 29, 2018, January 28, 2018, October 29, 2017, July 30, 2017 and April 30, 2017.

	CULP, INC. FINANCIAL INFORMATION RELEASE
	RETURN ON CAPITAL EMPLOYED BY SEGMENT
	FOR THE TWELVE MONTHS ENDED APRIL 30, 2017
	(Amounts in Thousands)
	(Unaudited)

	Operating Income
	Twelve Months	Average	Return on
	Ended	Capital	Avg. Capital
	April 30, 2017 (1)	Employed (3)	Employed (2)

Mattress Fabrics	$29,380	$78,312	37.5%
Upholstery Fabrics	11,091	17,371	63.8%
(less: Unallocated Corporate)	(10,393)	(628)	N/A
Total	$30,078	$95,055	31.6%

Average Capital Employed	As of the three Months Ended April 30, 2017				As of the three Months Ended January 29, 2017				As of the three Months Ended October 30, 2016
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total

Total assets	$111,041	$32,255	$62,338	$205,634	$103,782	$30,380	$56,894	$191,056	$94,700	$29,361	$55,066	$179,127
Total liabilities	(27,619)	(16,249)	(13,136)	(57,004)	(23,126)	(11,960)	(13,656)	(48,742)	(18,499)	(11,180)	(13,499)	(43,178)

Subtotal	$83,422	$16,006	$49,202	$148,630	$80,656	$18,420	$43,238	$142,314	$76,201	$18,181	$41,567	$135,949
Less:
Cash and cash equivalents	-	-	(20,795)	(20,795)	-	-	(15,659)	(15,659)	-	-	(13,910)	(13,910)
Short-term investments - Available-For-Sale	-	-	(2,443)	(2,443)	-	-	(2,410)	(2,410)	-	-	(2,430)	(2,430)
Long-term investments - Held-To-Maturity	-	-	(30,945)	(30,945)	-	-	(30,832)	(30,832)	-	-	(31,050)	(31,050)
Long-term investments - Rabbi Trust	-	-	(5,466)	(5,466)	-	-	(5,488)	(5,488)	-	-	(4,994)	(4,994)
Income taxes receivable	-	-	-	-	-	-	-	-	-	-	-	-
Deferred income taxes - non-current	-	-	(419)	(419)	-	-	(422)	(422)	-	-	(581)	(581)
Income taxes payable - current	-	-	287	287	-	-	217	217	-	-	513	513
Income taxes payable - long-term	-	-	467	467	-	-	1,817	1,817	-	-	3,734	3,734
Deferred income taxes - non-current	-	-	3,593	3,593	-	-	2,924	2,924	-	-	1,699	1,699
Line of credit	-	-	-	-	-	-	-	-	-	-	-	-
Deferred compensation	-	-	5,520	5,520	-	-	5,327	5,327	-	-	5,171	5,171

Total Capital Employed	$83,422	$16,006	$(999)	$98,429	$80,656	$18,420	$(1,288)	$97,788	$76,201	$18,181	$(281)	$94,101

	As of the three Months Ended July 31, 2016				As of the three Months Ended May 1, 2016
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total

Total assets	$92,959	$33,550	$56,851	$183,360	$94,878	$29,463	$50,801	$175,142
Total liabilities	(16,313)	(16,329)	(19,283)	(51,925)	(20,241)	(12,438)	(13,651)	(46,330)

Subtotal	$76,646	$17,221	$37,568	$131,435	$74,637	$17,025	$37,150	$128,812
Less:
Cash and cash equivalents	-	-	(45,549)	(45,549)	-	-	(37,787)	(37,787)
Short-term investments - Available-For-Sale	-	-	(2,434)	(2,434)	-	-	(4,359)	(4,359)
Long-term investments - Held-To-Maturity	-	-	-	-	-	-	-	-
Long-term investments - Rabbi Trust	-	-	(4,611)	(4,611)	-	-	(4,025)	(4,025)
Income taxes receivable	-	-	-	-	-	-	(155)	(155)
Deferred income taxes - non-current	-	-	(1,942)	(1,942)	-	-	(2,319)	(2,319)
Income taxes payable - current	-	-	358	358	-	-	180	180
Income taxes payable - long-term	-	-	3,779	3,779	-	-	3,841	3,841
Deferred income taxes - non-current	-	-	1,532	1,532	-	-	1,483	1,483
Line of credit	-	-	7,000	7,000	-	-	-	-
Deferred compensation	-	-	5,031	5,031	-	-	4,686	4,686

Total Capital Employed	$76,646	$17,221	$732	$94,599	$74,637	$17,025	$(1,305)	$90,357

	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total

Average Capital Employed (3)	$78,312	$17,371	$(628)	$95,055

Notes:

(1)	See reconciliation per page 7 of this financial information release.

(2)
Return on average capital employed represents operating income for fiscal 2017 divided by average capital employed. Average capital employed does not include  cash and cash equivalents, short-term investments - Available-For-Sale, long-term investments - Held-To-Maturity, long-term investments - Rabbi Trust, noncurrent deferred tax assets and liabilities, income taxes receivable and payable, line of credit, and deferred compensation.

(3)	Average capital employed was computed using the five quarterly periods ending April 30, 2017, January 29, 2017, October 30, 2016, July 31, 2016 and May 1, 2016.